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                                                                     EXHIBIT 1.1

                         FORM OF UNDERWRITING AGREEMENT

                                                 New York, New York
                                                 [DATE]

To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:
     Republic New York Corporation, a Maryland corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), (1) the principal amount of its senior debt securities, if any, identified in Schedule I hereto (the "Senior Securities"), to be issued under an Indenture dated as of May 15, 1986, as supplemented by a First Supplemental Indenture dated as of May 15, 1991 and a Second Supplemental Indenture dated as of April 15, 1993, between the Company and Citibank, N.A. or such other entity named in Schedule I as trustee (the "Trustee") (said Indenture, as so supplemented, the "Senior Indenture"); (2) the principal amount of its subordinated debt securities, if any, identified in Schedule I hereto (the "Subordinated Securities" and together with the Senior Securities, the "Debt Securities"), to be issued under either an Indenture dated as of May 15, 1986, as supplemented by a First Supplemental Indenture dated as of May 15, 1991 and a Second Supplemental Indenture dated as of April 15, 1993 between the Company and the Trustee or such other entity as is named in Schedule I as trustee (said Indenture, as so supplemented, the "1986 Subordinated Indenture") or a separate Indenture dated as of October 15, 1992, as supplemented by a First Supplemental Indenture dated as of April 15, 1993 between the Company and the Trustee or such other entity as is named in Schedule I as trustee (said Indenture, as so supplemented, the "1992 Subordinated Indenture"), (the Senior Indenture, 1986 Subordinated Indenture and 1992 Subordinated Indenture being collectively referred to herein as the "Indentures"); (3) warrants, if any (the "Debt Warrants"), to purchase an aggregate principal amount of Debt Securities, which warrants are to be issued pursuant to a Debt Warrant Agreement (the "Debt Warrant Agreement") between the Company and a warrant agent (the "Debt Warrant Agent"), all as specified in Schedule I hereto; (4) the shares of preferred stock of the Company, if any, identified in Schedule I hereto (the "Preferred Stock"); (5) depositary receipts, if any, evidencing an interest in depositary shares (the "Depositary Shares") representing an interest in shares of Preferred Stock of the Company to be issued under a Deposit Agreement (the "Deposit Agreement") among the Company, a U.S. bank or trust company as depositary (the "Depositary"), and the holders from time to time of such depositary receipts all as indicated in Schedule I hereto; (6) warrants, if any, to purchase a number of shares of Preferred Stock (the "Preferred Stock Warrants") of the Company, which warrants are to be issued pursuant to a Preferred Stock Warrant Agreement (the "Preferred Stock Warrant Agreement") between the Company and a warrant agent (the "Preferred Stock Warrant Agent"), all as specified in Schedule I hereto;
(7) shares
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of Common Stock, par value $5.00 per share (the "Common Stock"); (8) warrants, if any, to purchase shares of Common Stock ("Common Stock Warrants") of the Company, which warrants are to be issued pursuant to a Common Stock Warrant Agreement (the "Common Stock Warrant Agreement") between the Company and a warrant agent (the "Common Stock Warrant Agent"), all as specified in Schedule I hereto; (9) warrants, if any, entitling the holder to receive the cash value of the right to purchase or sell foreign currencies or composite currencies (the "Currency Warrants"), which warrants are to be issued pursuant to a Currency Warrant Agreement (the "Currency Warrant Agreement") between the Company and a warrant agent (the "Currency Warrant Agent"), all as specified in Schedule I hereto; (10) warrants, if any, entitling the holder to receive an amount in cash determined by reference to increases or decreases in the level of a specified stock-index which may be based on one or more U.S. or foreign stocks or a combination thereof (the "Stock-Index Warrants"), which warrants are to be issued pursuant to a Stock-Index Warrant Agreement (the "Stock-Index Warrant Agreement") between the Company and a warrant agent (the "Stock-Index Warrant Agent"), all as specified in Schedule I hereto; and/or (11) warrants, if any, relating to other items or indices (the "Other Warrants"), which warrants are to be issued pursuant to an Other Warrant Agreement (the "Other Warrant Agreement" and together with each other warrant agreement contemplated herein being referred to herein collectively as the "Warrant Agreements") between the Company and a warrant agent (the "Other Warrant Agent" and together with each other warrant agent contemplated herein being referred to herein collectively as the "Warrant Agents"), all as specified in Schedule I hereto. The Debt Securities, Debt Warrants, Preferred Stock, Depositary Shares, Preferred Stock Warrants, Common Stock, Common Stock Warrants, Currency Warrants, Stock-Index Warrants and Other Warrants (all such warrants being referred to herein collectively as "Warrants") may be sold either separately or as units (the "Units") together with any of the foregoing. The Debt Securities, Debt Warrants, Preferred Stock, Depositary Shares, Preferred Stock Warrants, Common Stock, Common Stock Warrants, Currency Warrants, Stock-Index Warrants, Other Warrants and Units described in Schedule I hereto shall collectively be referred to herein as the "Purchased Securities". The Company may also grant to the Underwriters an option to purchase up to such additional number of Purchased Securities as is specified in Schedule I hereto (the "Option Securities"). The Purchased Securities and Option Securities shall be collectively referred to herein as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

      1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

      (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Securities Act of 1933, as amended (the "Act"), of the Securities. If more than one registration statement is referred to in Schedule I hereto, then the term "registration statement", as used herein, shall be deemed to refer to all such registration statements. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any


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preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Preliminary Final Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

      (b) On the effective date of the Registration Statement, as of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the applicable Closing Date, (i) the Registration Statement, as amended as of any such time, any Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor any Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee in the case of an issuance of Debt Securities or Debt Warrants or (ii) any information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

      2. Purchase and Sale.

      (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the respective purchase prices and upon the terms and conditions set forth in Schedule I hereto the principal amount or number of Purchased Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Purchased Securities pursuant to delayed delivery arrangements, the respective principal amount or number of such Purchased Securities to be purchased by the Underwriters, shall be as set forth in Schedule II hereto less the respective amounts or number of Contract Securities determined as provided below. Purchased Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Purchased Securities to be purchased pursuant to delayed delivery contracts ("Delayed Delivery Contracts") as hereinafter provided are herein called "Contract Securities".

      (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to


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purchase Purchased Securities from the Company pursuant to Delayed Delivery
Contracts, substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the applicable Closing Date, an amount as follows: (i) in the case of Debt Securities, Debt Warrants and Units consisting of Debt Securities and Debt Warrants, an amount equal to the percentage set forth in Schedule II hereto of the principal amount of the Debt Securities or number of Debt Warrants for which such Delayed Delivery Contracts are made, (ii) in the case of Preferred Stock, Depositary Shares and Units consisting of Preferred Stock and any other Securities, an amount equal to the percentage set forth in Schedule II hereto of the aggregate liquidation preference of shares of Preferred Stock, including shares represented by such Depositary Shares, for which Delayed Delivery Contracts are made, (iii) in the case of all other Securities, including Common Stock, an amount as set forth in Schedule II hereto of Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must (x) in the case of Debt Securities, Debt Warrants or Units consisting of Debt Securities and Debt Warrants, be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto, (y) in the case of Preferred Stock, Depositary Shares or Units consisting of Preferred Stock and any other Securities, be for not less than the minimum number of shares of Preferred Stock set forth in Schedule I hereto and the aggregate number of shares of Preferred Stock, including shares represented by such Depositary Shares, of Contract Securities may not exceed the maximum aggregate number of shares of Preferred Stock set forth in Schedule I hereto and (z) in the case of the Common Stock and all other Securities, be for not less than the minimum number of each of such Common Stock or other Securities, as the case may be, respectively set forth in Schedule II hereto and the aggregate number of each of such Common Stock or other Securities, as the case may be, constituting Contract Securities may not exceed the maximum number of each of such Common Stock or other Securities, as the case may be, respectively set forth in Schedule II hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount or number of Purchased Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount or number of Contract Securities as the principal amount or number set forth opposite the name of such Underwriter bears to the aggregate principal amount or number of such Purchased Securities set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount or number of the Purchased Securities to be purchased by all Underwriters shall be the aggregate principal amount or number set forth in Schedule II hereto less the aggregate principal amount or number of Contract Securities. The Company will advise the Representatives not later than the business day prior to the applicable Closing Date of the aggregate principal amount or number, as the case may be, of the Contract Securities.

      3. Delivery and Payment.

      (a) Delivery of the Underwriters' Securities shall be made at the office of the Company or at the office of The Depository Trust Company ("DTC") if the Underwriters' Securities are issued in book-entry form, and payment for such Securities shall be made at the office of the Company on the date and at the time specified in Schedule I hereto (or such later date not later than five business days


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after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein referred to in the case of Purchased Securities as the "Purchased Securities Closing Date", in the case of Option Securities as the "Option Securities Closing Date" and each such date being referred to herein as a "Closing Date"). Delivery of the Underwriters' Securities (which, in the case of Depositary Shares, shall be deemed to occur upon confirmation of delivery of the applicable number of shares of Preferred Stock to the Depositary against delivery of the depositary receipts evidencing the Depositary Shares in respect thereof) shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof by wire transfer of immediately available funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as are specified in Schedule I hereto.
      (b) If specified in Schedule I hereto, the several Underwriters will be compensated for their respective commitments and obligations by separate payment to the Representatives for the respective accounts of such Underwriters. Such payment by the Company to the Underwriters shall be made simultaneously with the payment by the Underwriters to the Company of the purchase price of the Underwriters' Securities as specified herein. Any separate payment of compensation by the Company to the Underwriters shall be made by wire transfer of immediately available funds to such account or accounts as the Representatives shall specify prior to the Closing Date or by such other means as are specified in Schedule I hereto.

      (c) Unless otherwise specified in Schedule I, payment shall be made in immediately available funds by fed wire if the Underwriters' Securities are issued in book-entry form. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date, provided that, if the Underwriters' Securities are in book-entry form, the registration thereof, including the determination of the denominations thereof, shall be in accordance with the regulations of DTC.

      (d) The Company agrees to have the Underwriters' Securities available for inspection, checking or packaging by the Representatives in New York, New York, not later than 1:00 P.M., New York City time, on the business day prior to the applicable Closing Date, unless the Underwriters' Securities are in book-entry form.

      4. Agreements. The Company agrees with the several Underwriters that:

      (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to and in accordance with the applicable subparagraph of Rule 424(b). The Company will promptly advise the Representatives (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension


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of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for any such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

      (b) If, at any time within six months after the date hereof, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph
(a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance, and in case any Underwriter is required by law to deliver a prospectus in connection with the sales of any of such Securities at any time six months or more after the date of this Agreement, upon the request of the Representatives, but at the expense of such Underwriter, prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act.

      (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives a consolidated earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

      (d) Except as set forth in Section 4(b) above, the Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering except as otherwise set forth in this Agreement. The Underwriters will pay all of their own costs and expenses, including the cost of printing any Agreement Among Underwriters, the fees and disbursements of their counsel, transfer taxes on resale of the Securities by them and any advertising expenses connected with any offers that they may make.

      (e) The Company will use its best efforts to qualify the Securities and any Debt Securities, Common Stock or Preferred Stock which may be issuable pursuant to the exercise, conversion or exchange, as the case may be, of Securities offered by the Company, for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation to do business or to file a general consent to service of process in any jurisdiction and provided, further, that the expense of maintaining any such qualification more than one year from the date of this Agreement with respect to the Securities shall be at the expense of the Underwriters.

      (f) The Company will arrange for the listing of (i) any Common Stock, Preferred Stock or Depositary Shares constituting Securities hereunder upon notice of issuance on the New York Stock Exchange, Inc. or such other national securities exchange as may be designated in Schedule I hereto, (ii) any Currency Warrants and, to the extent required by applicable law and/or agreed to with the Underwriters, any Stock-Index Warrants, Other Warrants, Preferred Stock Warrants and Common Stock Warrants upon notice of issuance on the New York Stock Exchange, Inc. or such other national securities exchange as may be designated in Schedule I hereto and (iii) any Common Stock or Preferred Stock issuable upon conversion or exercise of any of the Securities on the New York Stock Exchange, Inc. or such other national


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securities exchanges on which the Company's outstanding Common Stock or
Preferred Stock, as the case may be, are then listed.

      (g) If specified in Schedule I hereto, during the period beginning from the date hereof and continuing to and including the later of the Purchased Securities Closing Date or the Option Securities Closing Date, the Company will not, without the Underwriters' prior written consent, offer, sell, contract to sell or otherwise dispose of (i) any shares of capital stock of the Company (other than the Preferred Stock and Common Stock, issued hereunder or exchangeable upon conversion or exchange of the same) and (ii) any currency, stock-index or other warrants which are substantially similar to the Currency Warrants, Stock-Index Warrants or Other Warrants, respectively, except, in any such case, pursuant to arrangements of which the Representatives have been advised by the Company prior to the date hereof and which arrangements are specified in Schedule I hereto.

      (h) If necessary or otherwise required, the Company will comply with all of the provisions of Section 517.075 of the Florida Statutes, and all rules and regulations promulgated thereunder, relating to issuers doing business in Cuba.

      5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the applicable Closing Date (including the filing of any document incorporated by reference therein) and as of any such Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company, in all material respects, of its obligations hereunder and to the following additional conditions:

      (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission; and the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) not later than 5:30 P.M., New York City time, on the second business day following the date hereof.

      (b) The Company shall have furnished to the Representatives the opinion of William F. Rosenblum, Jr., Esq., Senior Vice President, Deputy General Counsel and Corporate Secretary for the Company, dated such Closing Date, with such specificity as is necessary to reflect particularly the Securities purchased on such Closing Date to the effect that:

            (i) the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Maryland and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; Republic National Bank of New York (the "Bank") is a duly organized and validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such as described in the Final Prospectus; and, except as set forth in the Registration Statement and the Final Prospectus, each of the Company and the Bank is in all material respects in compliance with all laws, rules, regulations, directives and published interpretations issued or administered by, all conditions imposed in writing by and all agreements entered into with, any


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      bank regulatory agency, authority or body having jurisdiction over the
      Company or the Bank or any of their respective assets, operations or businesses; each of the Company and the Bank holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Final Prospectus; and other than the Bank there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(v) of Regulation S-X, and there are no other subsidiaries of the Company which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole;

            (ii) the Bank is duly authorized, and the Company is duly qualified as a foreign corporation, to do business and is in good standing in all jurisdictions in which such authorization or qualification is required and in which the failure to be so authorized or to qualify, as the case may be, could, in the aggregate, have any material adverse effect upon the business, condition or properties of each of the Company or the Bank and their respective subsidiaries taken as a whole.

            (iii) all the outstanding capital stock of the Bank is duly authorized, validly issued, fully paid and (except as provided in 12 U.S.C. ss. 55, as amended) nonassessable and owned by the Company free and clear of all liens, encumbrances and security interests;

            (iv) neither the issue nor sale of the Purchased Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the Purchased Securities being delivered at such Closing Date, will conflict with, result in a breach of or constitute a default under, the terms of the charter or by-laws of the Company or the Bank or any indenture or other agreement or instrument to which the Company or the Bank is a party or under which any of them or their property is bound, or any order or regulation known to such counsel to be applicable to the Company or the Bank of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Bank or Manhattan or any other Significant Subsidiary or any of their respective material properties or operations; and

            (v) such counsel does not know of any pending or threatened action, suit or proceeding before any court or governmental agency, authority or body, to which the Company or the Bank is or may be a party of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, or of any franchises, contracts or other documents of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

            (vi) the Securities conform to the description thereof contained in the Final Prospectus;

            (vii) In the case of an offering of Debt Securities or Debt Warrants, each of the applicable Indenture and Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company; the applicable Indenture has been duly qualified under the Trust Indenture Act; and, assuming due authorization, execution and delivery by the Trustee and/or Debt Warrant Agent, each of the applicable Indenture and Debt Warrant Agreement, if any, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and by


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      general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law); the Debt Securities and Debt Warrants have been duly and validly authorized and, when executed by the proper officers of the Company, countersigned by the Debt Warrant Agent under the Debt Warrant Agreement and authenticated in accordance with the provisions of the applicable Indenture and in all cases delivered pursuant to the Debt Warrant Agreement, in the case of Debt Warrants, and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of all of the Underwriters' Securities, or by the purchasers thereof pursuant to the Delayed Delivery Contracts, in the case of any Contract Securities, will in each case constitute a legal, valid and binding obligation of the Company, be convertible for Preferred Stock or Common Stock of the Company in accordance with their terms as set forth in the Final Prospectus and will be entitled to the benefits of the applicable Indenture; if the Debt Securities or Debt Warrants are convertible into Common Stock or Preferred Stock of the Company, the shares of Common Stock or Preferred Stock issuable upon such conversion will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of such Common Stock or Preferred Stock will have been duly authorized and issued, will be fully paid and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Preferred Stock or Common Stock issuable upon such conversion.

            (viii) In the case of an offering of Preferred Stock, including any shares of Preferred Stock constituting Option Securities, the Company has authorized capital stock as set forth in the Final Prospectus; the shares of Preferred Stock being delivered at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the shares of Preferred Stock being delivered at such Closing Date conform, and the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Preferred Stock. If the shares of Preferred Stock being delivered at such Closing Date are convertible or exchangeable into Common Stock or other Securities, such shares of Preferred Stock are, and the Contract Securities, when so issued, delivered and sold, will be, convertible or exchangeable into Common Stock or other Securities of the Company in accordance with their terms; the shares of such Common Stock or other Securities initially issuable upon conversion or exchange of such shares of Preferred Stock will have been duly authorized and reserved for issuance upon such conversion or exchange and, when issued upon such conversion or exchange, will be duly issued, fully paid and nonassessable; andsuch shares of Common Stock conform in all material respects to the description thereof contained in the Final Prospectus;

            (ix) In the case of an offering of Common Stock, including any shares of Common Stock constituting Option Securities, the Company has authorized capital stock as set forth in the Final Prospectus; the shares of Common Stock being delivered at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the shares of Common Stock being delivered at such Closing Date conform, and the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Common Stock.

            (x) In the case of an offering of Depositary Shares, including any Depositary Shares constituting Option Securities, the Company has authorized capital stock as set forth in the Final Prospectus; the shares of Preferred Stock being delivered to the Depositary and represented by the Depositary Shares at such Closing Date have been duly authorized; the shares of Preferred Stock delivered to the Depositary and represented by Depositary Shares at such Closing Date, assuming that such Depositary Shares have been issued and delivered to the Depositary against delivery of depositary receipts evidencing the applicable Depositary Shares to the Underwriters, have been validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Depositary Shares being delivered at such Closing Date conform, and the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Depositary Shares or the shares of Preferred Stock represented thereby. If shares of Preferred Stock represented by Depositary Shares being delivered at such Closing Date are convertible or exchangeable into Common Stock or other Securities, such shares of Preferred Stock are, and the shares of Preferred Stock represented by Depositary Shares constituting Contract Securities, when so issued, delivered and sold, will be, convertible or exchangeable into Common Stock or other Securities of the Company in accordance with their terms; the shares of Common Stock initially issuable upon conversion or exchangeable of shares of Preferred Stock represented by Depositary Shares will have been duly authorized and reserved for issuance upon such conversion or exchange and, when issued upon such conversion or exchange, will be duly issued, fully paid and nonassessable; and such shares of such Common conform in all material respects to the description thereof contained in the Final Prospectus;

            (xi) in the case of an offering of Depositary Shares, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law); and the depositary receipts when executed and delivered pursuant to the Deposit Agreement upon deposit of the Preferred Stock thereunder, will be validly issued and will entitle the holders thereof to the rights in respect of the applicable Depositary Shares specified therein and in the Deposit Agreement;

            (xii) in the case of an offering of Currency Warrants, Stock-Index Warrants, Other Warrants, Preferred Stock Warrants and Common Stock Warrants, the applicable Warrant Agreement has been duly authorized, executed and delivered by the Company; and, assuming due authorization, execution and delivery by the applicable Warrant Agent, the applicable Warrant Agreement constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law); the applicable Warrants have been duly and validly authorized and, when executed by the proper officers of the Company, countersigned by the applicable Warrant Agent under the applicable Warrant Agreement and in all cases delivered pursuant to the applicable Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement (or by the purchasers thereof pursuant to the Delayed Delivery Contracts in the case of any Contract Securities) will in each case constitute a legal, valid and binding obligation of the Company and will be entitled to the benefits of the applicable Warrant Agreement; and in the case of Preferred Stock Warrants and Common Stock Warrants, the shares of Preferred Stock or Common Stock initially issuable upon the exercise thereof have been duly and validly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the respective Warrant Agreement and at the prices therein provided for, will be duly authorized, validly issued, fully paid and nonassessable;

            (xiii) if the Securities being delivered on such Closing Date are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and such counsel has no reason to believe that such Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

            (xiv) the Registration Statement and any amendments thereto have become effective under the Act; to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, the Final Prospectus as amended or supplemented on the Closing Date (except for the financial statements and other financial and statistical data contained therein or omitted therefrom and, in the case of an offering of Debt Securities or Debt Warrants, the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to all of which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Exchange Act and the respective rules thereunder, and such counsel has no reason to believe that the Registration Statement, as amended (except for the financial statements and other financial or statistical data contained or incorporated therein or omitted therefrom and, in the case of an offering of Debt Securities or Debt Warrants, the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to all of which such counsel need express no opinion) at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented (except for the financial statements and other financial or statistical data contained or incorporated therein or omitted therefrom and, in the case of an offering of Debt Securities or Debt Warrants, the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to all of which such counsel need express no opinion) as of the date of its issue and the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (xv) this Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company; and

            (xvi) no consent, approval, authorization or order of any court or governmental agency, authority or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of any of the Purchased Securities being delivered at such Closing Date by the Underwriters and such other approvals (specified in such opinion) as have been obtained and are in full force and effect.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be made subject to the qualifications that the enforceability of the terms of the applicable Indenture, Warrant Agreement and Securities being delivered at such Closing Date may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (c) The Representatives shall have received the opinion of counsel for the Underwriters (which shall be named in Schedule I), dated such Closing Date, stating that such counsel has no reason to believe that the Registration Statement (other than the financial statements and other financial data contained therein or omitted therefrom and, with respect to an offering of Debt Securities or Debt Warrants, the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to all of which such counsel need express no opinion), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom and, with respect to an offering of Debt Securities or Debt Warrants, and the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to all of which such counsel need express no opinion) includes any untrue statement of any material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also render an opinion with respect to the issuance and sale of the Securities and other related matters as the Underwriters may reasonably require, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass on such matters.

      (d) The Company shall have furnished to the Representatives a certificate signed by a senior officer of the Company in form reasonably satisfactory to them that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on the Closing Date and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included or incorporated in the Final Prospectus, there has been no material adverse change in the financial or business condition or earnings of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

      (e) At such Closing Date, KPMG Peat Marwick shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

            (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors, audit and examining committees of the Company and the Bank, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                  (1) any unaudited financial statements included or
            incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                  (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Final Prospectus, there were at a specified date not more than five business days prior to the date of such letter, any changes in the capital stock (other than issuances or cancellations under the Company's Long-Term Incentive Stock Plan, [Restricted Stock or Restricted Stock Election Plans and exercises of options under the Company's Stock Option Plans]) or long-term indebtedness (other than scheduled repayments of such debt) or any decrease in stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, except for changes or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur or which are described in such letter, or, for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to the end of the most recent period for which the Company has prepared internal financial statements, there were any decreases as compared with the corresponding period in the prior fiscal year in the total amounts of net interest income or income before income taxes of the Company and its subsidiaries or in the total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur or which are described in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                  (3) the amounts included in any unaudited "capsule"
            information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

            (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

            (iv) if pro forma financial statements are included or incorporated in the Registration Statement and Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

      References to the Registration Statement and the Final Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

      (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been
(i) any change or decrease specified in the letter referred to in paragraph e(2) of this Section 5 or (ii) any change in or affecting the financial or business condition or earnings of the Company and its subsidiaries considered as a whole the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material or adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Purchased Securities as contemplated by the Registration Statement and the Final Prospectus.

      (g) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings by Moody's Investors Service, Inc. or Standard & Poor's Corporation of (i) in the case of an offering of Debt Securities or Debt Warrants, any of the Company's senior debt securities (if Securities include Senior Securities) or subordinated debt securities (if Securities include Subordinated Securities) or (ii) in the case of an offering of Preferred Stock, Depository Shares or Preferred Stock Warrants, Preferred Stock.

      (h) In the case of an offering of Debt Securities, Debt Warrants or Units consisting of Debt Securities and Debt Warrants, the Company shall have furnished to the Representatives such further certificates and opinions of counsel as the Representatives may reasonably request relating to the Trustee, to the authorization, execution and delivery of the applicable Indenture by the Trustee and the validity and enforceability of the applicable Indenture.

      (i) If any of the Securities are to be listed on the New York Stock Exchange, Inc. or any other national stock exchange, such Securities shall have been duly listed, subject to notice of issuance, on such stock exchange.

      (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by Underwriters have been approved by the Company.

      If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, such Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

      6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

      7. Indemnification and Contribution.

      (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final

Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (ii) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

      8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount or number of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount or total number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount or total number of the Securities which the defaulting Underwriter or Underwriters failed to purchase shall exceed 10% of the aggregate amount or total number of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement (or, with respect to an Option Securities Closing Date, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities) will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the applicable Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting

Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to the reduction in the respective Underwriters' obligations to purchase the amount or number of Securities set forth opposite their names in Schedule II hereto as a result of Delayed Delivery Contracts entered into by the Company.

      9. Termination. This Agreement shall be subject to termination prior to delivery of and payment for Securities at the applicable Closing Date, in the absolute discretion of the Representatives, by notice given to the Company or in the absolute discretion of the Company, by notice given to the Representatives, if prior to such time (a) there has been any material adverse change in the financial or business condition or earnings of the Company and its subsidiaries considered as one enterprise, (b) on or after the date hereof, there has been an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market such Securities, or in the reasonable judgment of the Company, impracticable to issue such Securities, (c) trading in any securities of the Bank or the Company has been suspended by the Commission or a national securities exchange, or trading generally on the New York Stock Exchange Inc. has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, or a banking moratorium has been declared by either federal or New York authorities, (d) there shall have occurred a downgrading in the rating assigned to any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436(g) under the Act), or
(e) any such statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock which, in the professional judgment of the Representatives, would have, with respect to the purchase of the Securities, a material adverse effect on the price and/or value of the Securities.

      10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities the applicable Closing Date. The provisions of Section 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

      11. Notice. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered, telegraphed or telefaxed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered, telegraphed or telefaxed and confirmed to it at 452 Fifth Avenue, New York, New York 10018, attention of William F. Rosenblum, Jr., Esq., Senior Vice President, Deputy General Counsel and Corporate Secretary.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                Very truly yours,

                                                Republic New York Corporation


                                                By:
                                                      Executive Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

[UNDERWRITER]


By: ___________________

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   Schedule I
                              Common Stock Warrants


Number of Common Stock Warrants to be issued:

Warrant Agreement:

Form of Common Stock Warrants:  [Registered]  [Bearer]

Issuable jointly with other Securities: (Yes) [No]
      [Number of Common Stock Warrants issued with each _________ amount or $____________ principal amount of other Securities]

      [Detachable Date:]

Date from which Common Stock Warrants are exercisable:

Date on which Common Stock Warrants expire:

Exercise price(s) of Common Stock Warrants:

Public offering price:

Purchase price:

Principal Amount of Common Stock purchasable upon exercise of one Warrant:

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc.

Other Provisions of or Amendments to the Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:

Delayed Delivery Arrangements:

      Fee:

      Minimum principal amount of each contract:

      Maximum aggregate principal amount of all contracts:

                                   Schedule I
                                  Common Stock

Underwriting Agreement dated

Registration Statement No.  333-

Representative(s):

Underwriters' Counsel:

Designation, Purchase Price and Description of Common Stock:

      Designation:

      Par value per share:

      Number of shares:

      Purchase price per share (include accrued dividends, if any):

Other provisions:

Over-allotment option:

Other Provisions of or Amendments to Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:


Delayed Delivery Arrangements:


Modification of items to be covered by the letter from KPMG Peat Marwick delivered pursuant to Section 5(f) at the Closing Date:


Address to which communications to the Representative(s) are to be mailed, delivered, telegraphed or telefaxed and confirmed pursuant to Section 11:

                                   Schedule I
                                Currency Warrants


Title of Currency Warrants: [Call]  [Put] Warrants

Number of Currency Warrants to be issued:

Base Currency:

Warrant Agreement:

Warrant Agent:

Form of Currency Warrants: [Registered] [Bearer] [Book-entry form, represented by single global Currency Warrant Certificate]

Issuable jointly with other Securities: [Yes]  [No]

      [Number of Currency Warrants issued with each amount or $_______ principal amount of other Securities]

      [Detachable Date:]

Date from which Currency Warrants are exercisable:

Date on which Currency Warrants expire:

Strike Price of Currency Warrants:

Formula for Determining Cash Settlement Value:

Automatic Exercise:

Minimum Number of Currency Warrants which can be Exercised:

Listing:

Public Offering price:

Purchase price:

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc.:

Time of Delivery:

Closing Location:

                                   Schedule I
       Debt Securities/ Junior Subordinated Debt Securities/ Debt Warrants

Underwriting Agreement dated

Registration Statement No. 333-

Representatives:

Underwriters' Counsel:

      Address:

Trustee:

Title, Purchase Price and Description of Debt Securities:

      Title:

      Principal amount:

      Interest rate:

      Interest payable:
      Commencing:

      Date of maturity:

      Public offering price:

      Purchase price:

      Form of payment:

      Form of Securities:

      Redemption provisions:

      Sinking fund requirements:

      Lockup provisions:

      Convertibility into other Securities:

      Exchangeability into other Securities:

      Other provisions:

Other Provisions of or Amendments to Underwriting Agreement:

Description of Debt Warrants:

      Title of Debt Warrant Agreement:

      Debt Warrant Agent:

      Debt Warrant exercise price and currency:

      Principal amount and currency of Debt Warrant:

      Securities issuable upon exercise of one Debt Warrant:

      Date after which Debt Securities may be exercised:

      Expiration date:

      Detachable date (if applicable):

Description of Debt Warrant Securities:

      Title:

      Trustee:

      Principal amount and currency:

      Purchase price and currency:

      Sinking fund provisions:

      Redemption provisions:

      Other provisions:

Purchased Securities Closing Date and Time:

Delayed Delivery Arrangement:

      Fee:

      Minimum principal amount of each contract:

      Maximum aggregate principal amount of all contracts:

Statements constituting information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in Section 7:

Modification of items to be covered by the letter from KPMG Peat Marwick delivered pursuant to Section 5(f) at the Closing Date:

Address to which communications to the Representatives are to be mailed, delivered, telegraphed or telefaxed and confirmed pursuant to Section 11;

                                   Schedule I
                 Depositary Shares Representing Preferred Stock

Underwriting Agreement

Registration Statement No. 333-

Representative(s):

Underwriters' Counsel:

Depositary:

Designation, Purchase Price and Description of Depositary Shares Representing Preferred Stock:

      Designation:

      Proportionate liquidation preference of each Depositary Share:

      Number of Depositary Shares:

      Purchase price per Depositary Share (plus accrued dividends, if any):

      Other provisions:

      Over-allotment option:

Other Provisions of or Amendments to Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:

Delayed Delivery Arrangements:

      Fee:

      Minimum principal amount of each contract:

      Maximum aggregate principal amount of all contracts:

Statements constituting information furnished in writing by or on behalf of the several Underwriters through the Representatives for inclusion in the documents referred to in Section 7:

Modification of items to be covered by the letter from KPMG Peat Marwick delivered pursuant to Section 5(f) at the Closing Date:

Address to which communications to the Representative(s) are to be mailed, delivered, telegraphed or telefaxed and confirmed pursuant to Section 11:

                                   Schedule I
                                 Other Warrants

Title of Other Warrants:[Other [Call] [Put] Warrants]

Number of Other Warrants to be issued:

Stock Index:

Warrant Agreement:

Warrant Agent:

Form of Other Warrants: [Registered] [Bearer] [Book-entry form, represented by single global Other Warrant Certificate]

Issuable jointly with other Securities: [Yes] [No]

      [Number of Other Warrants issued with each amount or $______ principal amount of other Securities]

      [Detachable Date:]

Date from which Other Warrants are exercisable:

Date on which Other Warrants expire:

Exercise Price of Other Warrants:

Formula for Determining Other Cash Settlement Value:

Automatic Exercise:

Minimum/Maximum number of Other Warrants which can be Exercised:

Listing:

Public Offering price:

Purchase price:

Time of Delivery:

Closing Location:

Funds in which Underwriters to make payment:

Delayed Delivery:

      [None]

      [Underwriters' commission shall be ___% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into and the check given in payment of such commission shall be drawn to the order of ________________]

      [Maximum aggregate principal amount of Designated Securities to be offered and sold pursuant to Delayed Delivery Contracts: [$]___________________]

      [Minimum principal amount of each Delayed Delivery Contract:
      [$]________________]

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc.:


----------
* A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the parties' understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus, as supplemented, for the offering.

      Any additional terms and conditions appropriate to an offering of Securities denominated or payable in or indexed to a currency, currencies, currency unit or composite currency other than United States dollars should also be set forth.

                                      Units


Title and principal amount of Debt Securities or title and number of shares of Preferred Stock and title and number of Warrants included in one Unit:

Purchase Price and currency:

Detachable Date:

Other provisions:

                                   Schedule I
                            Preferred Stock Warrants

Number of Preferred Stock Warrants to be issued:

Warrant Agreement:

Form of Preferred Stock Warrants: [Registered] [Bearer]

Issuable jointly with other Securities: [Yes] [No]
      [Number of Preferred Stock Warrants issued with each _________ amount or $_______________ principal amount of other Securities]

      [Detachable Date:]

Date from which Preferred Stock Warrants are exercisable:

Date on which Preferred Stock Warrants expire:

Exercise price(s) of Preferred Stock Warrants:

Public offering price:

Purchase price:

Title and terms of Preferred Stock:

Principal Amount of Preferred Stock purchasable upon exercise of one Warrant:

Other Provisions of or Amendments to the Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:

Delayed Delivery Arrangements:

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc.

                                   Schedule I
                                 Preferred Stock

Underwriting Agreement dated

Registration Statement No. 333-

Representative(s):

Underwriters' Counsel:

Designation, Purchase Price and Description of Preferred Stock:

      Designation:

      Liquidation preference per share:

      Number of shares:

      Purchase price per share (include accrued dividends, if any)

Other provisions:

Over-allotment option:

Other Provisions of or Amendments to Underwriting Agreement:

Deposit Agreement: Terms and Conditions:

Purchased Securities Closing Date, Time and Location:

Delayed Delivery Arrangements:

Convertibility into Common Stock:

Exchangeability into Debt Securities:

Modification of items to be covered by the letter from KPMG Peat Marwick delivered pursuant to Section 5(f) at the Closing Date:

Address to which communications to the Representative(s) are to be mailed, delivered, telegraphed or telefaxed and confirmed pursuant to Section 11:

                                   Schedule I
                              Stock-Index Warrants

Title of Stock-Index Warrants: [Stock-Index [Call] [Put] Warrants ]

Number of Stock-Index Warrants to be issued:

Stock Index:

Warrant Agreement:

Warrant Agent:

Form of Stock-Index Warrants: [Registered] [Bearer] [Book-entry form, represented by single global Stock-Index Warrant Certificate]

Issuable jointly with other Securities: [Yes] [No]

      [Number of Stock-Index Warrants issued with each amount or $ _______ principal amount of other Securities]

      [Detachable Date:]

Date from which Stock-Index Warrants are exercisable:

Date on which Stock-Index Warrants expire:

Exercise Price of Stock-Index Warrants:

Formula for Determining Stock-Index Cash Settlement Value:

Automatic Exercise:

Minimum/Maximum number of Stock-Index Warrants which can be Exercised:

Listing:

Public Offering price:

Purchase price:

Time of Delivery:

Closing Location:

Funds in which Underwriters to make payment:

Delayed Delivery:

      [None]

      [Underwriters' commission shall be ___% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into and the check given in payment of such commission shall be drawn to the order of ________________]

      [Maximum aggregate principal amount of Designated Securities to be offered and sold pursuant to Delayed Delivery Contracts: [$]_______________]

      [Minimum principal amount of each Delayed Delivery Contract:
      [$]________________]

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc..


----------
* A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the parties' understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus, as supplemented, for the offering.

      Any additional terms and conditions appropriate to an offering of Securities denominated or payable in or indexed to a currency, currencies, currency unit or composite currency other than United States dollars should also be set forth.

                                   SCHEDULE II

       Debt Securities/ Junior Subordinated Debt Securities/ Debt Warrants


Firm Name                                                      $ Amount*
---------                                                      --------


                                                   Total      _____________

                                                             $_____________


----------
* If Option Securities are offered, should include the minimum and maximum principal amount or number of shares of Securities, as the case may be.

                                   SCHEDULE II

                              All Other Securities

Firm Name                                                    Participation*
---------                                                    -------------


                                                   Total      _____________

                                                             $_____________


----------
* If Option Securities are offered, should include the minimum and maximum principal amount or number of shares of Securities, as the case may be.

                                  SCHEDULE III

                        Form of Delayed Delivery Contract


                                                          _______________, 19___


[Insert name and address
   of Lead Representative]

Dear Sirs:

      The undersigned hereby agrees to purchase from Republic New York Corporation (the "Company"), and the Company agrees to sell to the undersigned, on ___________ , 19___, (the "Delivery Date"), ____________ aggregate [principal amount] [number of [shares][warrants]] of the Company's [title of securities (the "Securities") offered by the Company's Prospectus, dated ___________ , 19___, and related Prospectus Supplement, dated _______________, 19___, receipt of a copy of which is hereby acknowledged, at a purchase price of _____% of the [principal amount thereof, plus accrued interest (amortization of original issue discount), if any, thereon from ____________, 19___ to the date of payment and delivery] [liquidation preference thereof or shares represented thereby, plus accrued dividends, if any, thereon from ___________, 19___ to the date of payment and delivery) ( ____ per Debt Warrant, Currency Warrant, Stock-Index Warrant, Preferred Stock Warrant or Common Stock Warrant), and on the further terms and conditions set forth in this contract.

      Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M., New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form (and in such authorized denominations] and registered in such names [and for such number of [shares] [warrants]] as the undersigned may request by written, telegraphic or facsimile communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued [for the total number of (shares] [warrants)] (in a denomination equal to the aggregate principal amount of Securities] to be purchased by the undersigned on the Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery


                                      III-1

Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such [number of [shares] [warrants]] [principal amount] of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      It is understood that acceptance of this contract andother similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered,

      This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                              Very truly yours,

                                              [Name of Purchaser]


                                              By:________________________
                                                   [Title of Officer]
                                                        [Address]

Accepted:

Republic New York Corporation,


By:__________________________
    [Authorized Signature]


                                     III-2